EXHIBIT 10.16

                          AMENDMENT NO. 2


          This AMENDMENT NO. 2 (this "Amendment") dated as of June 15, 1994, by and among KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), and DEUTSCHE BANK AG, New York Branch and/or Cayman Islands Branch, MELLON BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION (the "Lenders"):

                            RECITALS:

          A.  The Borrower and the Lenders entered into a Credit
Agreement dated as of July 29, 1993, as amended by Amendment No.
1 thereto dated as of October 26, 1993 (the "Credit Agreement").

          B. The Borrower has requested the Lenders to amend the Credit Agreement in certain respects and the Lenders have agreed to such amendments as are set forth herein.

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree, as follows:


          SECTION 1. DEFINITIONS. In addition to other words and terms defined elsewhere in this Amendment, capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.


          SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit
Agreement is amended in the following respects:

          (a) DEFINITIONS. (i) The following definitions are deleted from Section 1.01: Funding Period, Notes.

          (ii) The following definitions are added to the table at the beginning of Section 1.01:

          Bid Loan Maturity Date                        2.02A(e)
          Bid Loan Confirmation                         2.02A(c)
          Bid Rate                                 2.02A(b)(iii)

          (iii)  The following definitions are added to Section
1.01:

               "Adjusted Borrower Total Assets" shall
          mean all assets of the Borrower determined on an unconsolidated basis in accordance with GAAP, LESS investments in subsidiaries and intangible assets determined in accordance with GAAP.

                            (Page 1)

               "Bid Loan Borrowing" shall mean a
          borrowing consisting of a Bid Loan or
          concurrent Bid Loans having the same Funding
          Period.

               "Bid Loan" shall mean a Loan from a
          Lender to the Borrower pursuant to the
          procedures described in Section 2.02A.

               "Bid Loan Notes" shall mean the
          promissory notes of the Borrower executed and delivered under Section 2.02A(k), and any promissory note issued in substitution therefor pursuant to Section 8.14(c), together with all extensions, renewals, refinancings or refundings thereof in whole or in part.

               "Funding Period" shall mean the period
          during which an interest rate Option or Bid
          Rate shall apply, selected in accordance with Section 2.04(c) or 2.02A(j).

               "Note" or "Notes" shall mean the
          Revolving Credit Note(s), the Bridge Loan
          Note(s) or the Bid Loan Note(s), as the case may be, of the Borrower executed and delivered under this Agreement, together with all extensions, renewals, refinancings or refundings of any thereof in whole or part.

               "Total Tranche B Committed Amounts"
          shall mean the sum of the Tranche B
          Revolving Credit Committed Amounts of all
          Lenders.

          (b) THE CREDITS. Article II is amended in the following respects:

          (i) TRANCHE B COMMITMENTS. Section 2.01(a)(ii) is amended by deleting the first two sentences thereof and substituting the following:

          Subject to the terms and conditions and
          relying upon the representations and
          warranties herein set forth, each Lender, severally and not jointly, agrees (such agreement being herein called such Lender's
          "Tranche B Revolving Credit Commitment") to make loans (the "Tranche B Revolving Credit
          Loans") to the Borrower at any time or from time to time on or after the date hereof and to but not including the Tranche B Maturity
          Date; PROVIDED (A) at no time shall the sum

                            (Page 2)

          of the outstanding aggregate principal
          amount of all Tranche B Revolving Credit
          Loans and Bid Loans exceed the Total Tranche
          B Committed Amount (or an equivalent amount thereof in the Alternate Currency) and (B) at all times the outstanding aggregate principal amount of all Tranche B Revolving
          Credit Loans made by each Lender shall be equal to the product of the percentage which its Tranche B Revolving Credit Committed
          Amount represents of the Total Tranche B
          Committed Amount times the outstanding
          aggregate principal amount of all Tranche B
          Revolving Credit Loans.

          (ii)  REDUCTION OF THE REVOLVING CREDIT COMMITTED
AMOUNTS. Section 2.01(e) is amended by deleting the first sentence thereof and substituting the following:

          The Borrower may at any time or from time to time reduce Pro Rata the Tranche A Revolving
          Credit Committed Amounts or the Tranche B
          Revolving Credit Committed Amounts of the
          Lenders to an aggregate amount (which may be zero) not less than the sum of the unpaid principal amount of the Tranche A Revolving
          Credit Loans or the sum of the Tranche B
          Revolving Credit Loans and the Bid Loans, as the case may be, then outstanding plus the principal amount of all Tranche A Revolving
          Credit Loans or the sum of the Tranche B
          Revolving Credit Loans and the Bid Loans, as the case may be, not yet made as to which notice has been given by the Borrower under
          Section 2.03 or 2.02A hereof.

          (iii)  BID LOANS.  Section 2.02A is added to the
Credit Agreement to read in its entirety as follows:

               2.02A  BID LOANS.
               (a)  BID LOANS.  The Borrower may, as
          set forth in this Section 2.02A, request one or more of the Lenders to make one or more
          Bid Loans to the Borrower at any time or from time to time prior to the Tranche B
          Maturity Date. Each Lender may, but shall have no obligation to, offer to make one or more such Bid Loans and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this
          Section 2.02A.  The sum of the outstanding
          aggregate principal amount of all Bid Loans and all Tranche B Revolving Credit Loans

                            (Page 3)

           shall at no time exceed the Total Tranche B
          Committed Amount (or an equivalent amount thereof in the Alternate Currency). All Bid
          Loans shall be denominated in Dollars.

               (b)  BID LOAN PROCEDURES.  Prior to
          11:00 a.m., Pittsburgh time, on the Business
          Day of any Bid Loan, the Borrower and the Lender making such Bid Loan shall have verbally agreed (in a recorded telephone conversation) that such Lender will make and the Borrower will accept such Bid Loan, which agreement shall include agreement as to the following matters:

                    (i)  the proposed date of such Bid
               Loan and the Funding Period therefor;

                    (ii)  the principal amount of such
               Bid Loan, selected in accordance with
               Section 2.02A(i);

                    (iii)  the fixed rate of interest
               per annum, calculated on the basis of a
               365-day year (rounded upwards, if
               necessary, to the nearest 1/10,000th of
               1%) (the "Bid Rate") applicable to such
               Bid Loan; and

               (c)  CONFIRMATION TO THE LENDERS.  The
          Borrower shall, by 11:30 a.m., Pittsburgh time, on the day (which shall be a Business
          Day) of a proposed Bid Loan, deliver to each Lender, by telex or telecopy, confirmation of the Bid Loans it has agreed to accept and that Lenders have agreed to make on such day in substantially the form of Exhibit H (a
          "Bid Loan Confirmation").  The Bid Loan
          Confirmation shall specify (i) the principal amount of each such Bid Loan; (ii) the Funding Period for each such Bid Loan;
          (iii) the Bid Rate applicable to each such Bid Loan and (iv) the identity of the Lender for each such Bid Loan.

               (d)  FUNDING OF BID LOANS.  Not later
          than 1:00 p.m. Pittsburgh time, on the date agreed to by the Borrower and a Lender pursuant to Section 2.02A(b), such Lender shall make the amount of its Bid Loan available to the Borrower at such Lender's
          Domestic Lending Office in immediately
          available funds.  If any Lender makes a new

                            (Page 4)

          Bid Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Bid Loan from such Lender, such Lender shall apply the proceeds of its new
          Bid Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Lender to the Borrower as provided by this Section 2.02A(d), or remitted by the Borrower to such Lender as provided in
          Section 2.09, as the case may be.

               (e)  BID LOAN MATURITY DATES.  The
          principal amount of each Bid Loan shall be due and payable on the last day of the applicable Funding Period agreed to by the Borrower and the Lender making such Bid Loan
          (the "Bid Loan Maturity Date").

               (f)  BID LOAN INTEREST PAYMENT DATES.
          Interest on each Bid Loan shall be due and payable on the Bid Loan Maturity Date thereof and thereafter on demand at the rates provided for in Section 2.09(c).

               (g)  UTILIZATION OF TRANCHE B REVOLVING
          CREDIT COMMITMENT.  For purposes of
          determining the available Tranche B
          Revolving Credit Commitments of the Lenders at any time (but not for purposes of Section 2.08(a)), each outstanding Bid Loan shall be deemed to have utilized the Tranche
          B Revolving Credit Commitments of the
          Lenders (including those Lenders that have not made such Bid Loan) Pro Rata in accordance with their Tranche B Revolving
          Credit Commitments.

               (h)  INTEREST RATES FOR BID LOANS.  The
          outstanding principal amount of each Bid
          Loan shall bear interest for each day until due at a rate per annum equal to the Bid
          Rate quoted by the Lender making such Bid
          Loan.

               (i)  PRINCIPAL AMOUNTS.  The aggregate
          principal amount of each Bid Loan shall be at least $1,000,000 or a higher integral multiple of $100,000.

               (j)  FUNDING PERIODS.  The Funding
          Period for any Bid Loan shall be for any period up to and including 90 days;
          PROVIDED, (i) no such Funding Period shall end after

                            (Page 5)

          the Tranche B Revolving Credit Maturity Date and (ii) the Borrower shall, in selecting such Funding Periods, allow for foreseeable mandatory repayments of the Loans.

               (k)  BID LOAN NOTES.  The obligation of
          the Borrower to repay the unpaid principal amount of the Bid Loans made to it by each Lender and to pay interest thereon shall be evidenced in part by promissory notes of the Borrower, dated June 15, 1994 in substantially the form attached hereto as Exhibit K, payable to the order of such Lender.

          (iv) INTEREST RATES. Section 2.04(b) is deleted and the following is substituted:

               (b)  APPLICABLE MARGIN.  The "Applicable
          Margin" for the Euro-Rate Portion and As-
          Offered Rate Portion of the Revolving Credit
          Loans for any day shall mean 0.375%.

          (v) FUNDING PERIODS. Section 2.04(c) is amended by deleting the clause preceding the table and substituting the following:

          At any time when the Borrower shall select, convert to or renew the Euro-Rate Option or As-Offered Rate Option to apply to any part of the Loans, the Borrower shall specify one or more Funding Periods during which each such Option shall apply, such Funding Periods being as set forth below:

          (vi) REPAYMENTS. (A) Sections 2.06(a)(i) and (iv) are deleted and the following are substituted:

               (i)  Whether such repayment is to be
          applied to the Tranche A Revolving Credit
          Loans, Tranche B Revolving Credit Loans,
          Bridge Loans or Bid Loans;

                               * * *

               (iv)  The principal amounts selected in
          accordance with Section 2.04(d) hereof of the Base Rate Portion and each part of each Funding Segment of the Euro-Rate Portion or the As-Offered Rate Portion and the principal amount selected in accordance with Section
          2.02A(i) hereof of Bid Loans (identified by reference to their Funding Period).

                            (Page 6)

          (B)  Sections 2.06(b)(a) is redesignated Section
2.06(b)(i) and Section 2.06(b)(b) is deleted and the following is substituted:

               (ii)  At the expiration of any Funding
          Period with respect to repayment of any Bid
          Loan, or the Euro-Rate Portion or the As-
          Offered Rate Portion with respect to any part of the Funding Segment corresponding to such expiring Funding Period.

          (viii) FEES. (A) Section 2.08(a) is amended by deleting the first sentence thereof and substituting the following:

               (a)  TRANCHE B COMMITMENT FEES.  The
          Borrower shall pay to each Lender a
          commitment fee (the "Tranche B Commitment
          Fee") equal to .10% per annum (based on a year of 360 days and actual days elapsed), for each day from and including

                            (Page 7)

          the date of this Agreement to but not
          including June 1, 1994 and equal to .05% per annum (based on a year of 360 days and actual days elapsed), for each day from and including June 1, 1994 to but not including the Tranche B Maturity Date, on the amount
          (not less than zero) equal to (i) such
          Lender's Tranche B Revolving Credit Committed
          Amount on such day, MINUS (ii) the Dollar equivalent of the aggregate principal amount of such Lender's Tranche B Revolving Credit
          Loans outstanding on such day. For purposes of calculating the Tranche B Commitment Fee payable to a Lender, the outstanding principal amount of Bid Loans made by such Lender shall be deemed to be outstanding
          Tranche B Revolving Credit Loans of such
          Lender, but the outstanding principal amounts of Bid Loans made by another Lender shall not be deemed to be outstanding Tranche B
          Revolving Credit Loans of such Lender.

          (B) Section 2.08(c) is amended by deleting the first sentence and substituting the following:

          The Borrower shall pay to each Lender a
          facility fee (the "Facility Fee) equal to (i)
          .15% per annum (based on a year of 360 days and actual days elapsed), for each day from and including the date of this Agreement to but not including June 1, 1994, and .125% per annum (based on a year of 360 days and actual days elapsed), for each day from and including June 1, 1994 to but not including the Tranche A Maturity Date on the amount
          (not less than zero) equal to such Lender's
          Tranche A Revolving Credit Committed Amount on such day and (ii) .15% per annum (based on a year of 360 days and actual days elapsed), for each day from and including the date of this Agreement to but not including the Tranche B Maturity Date on the amount (not less than zero) equal to such Lender's
          Tranche B Revolving Credit Committed Amount on such day.

          (ix) PRO RATA TREATMENT. Section 2.09(a) is deleted and the following is substituted:

               (a)  PRO RATA TREATMENT.  Each borrowing
          of Revolving Credit Loans and each conversion and renewal of interest rate Options hereunder shall be made, and all payments made in respect of principal of and interest on Revolving Credit Loans and Fees due from the Borrower hereunder or under the Revolving
          Notes shall be applied, Pro Rata from and to each Lender, as the case may be, except for payments of interest involving an Affected
          Lender as provided in Section 2.04(e) hereof and payments to a Lender subject to a withholding deduction under Section 2.12(c) hereof. All payments made in respect of principal of any Bid Loan Borrowing due from the Borrower hereunder or under the Bid Loan
          Notes shall be made to each Lender
          participating in such Bid Loan Borrowing in proportion to the respective principal amounts of their outstanding Bid Loans comprising such Bid Loan Borrowing. All payments made in respect of interest on any Bid Loan Borrowing due from the Borrower hereunder or under the Bid Loan Notes shall be made to each Lender participating in such Bid Loan Borrowing in proportion to the respective amounts of accrued and unpaid interest on their Bid Loans comprising such Bid Loan Borrowing, except for payments to a Lender subject to a withholding deduction under Section 2.12(c) hereof. The failure of any Lender to make a Loan shall not relieve any other Lender of its obligation to lend hereunder; no Lender shall be responsible for the failure of any other Lender to make a Loan.

          (x) INTEREST ON OVERDUE AMOUNTS. Section 2.09(c)(i) is deleted and the following is substituted:

                            (Page 8)

               (i)  In the case of any part of the Euro-
          Rate Portion or As-Offered Rate Portion of any Loans or any Bid Loan, (A) until the end of the applicable then-current Funding Period at a rate per annum 2% above the rate otherwise applicable to such part, and (B) thereafter in accordance with the following clause (ii); and

          (c) CONDITIONS TO ALL LOANS. Section 4.03 is amended by deleting the reference to "Section 2.03" and substituting a reference to "Section 2.02A or 2.03".

          (d) FORM 5500 REPORTS. Section 5.01(e)(iii) is deleted.

          (e) USE OF PROCEEDS. Section 5.09(iv) is deleted and the following is substituted:

          (iv) the proceeds of all other Loans for general corporate purposes (other than for the Hertel Acquisition).

          (f) HERTEL DEBT. Section 5.11 is deleted and the following is substituted:

               5.11.  HERTEL DEBT.  The Borrower shall
          cause Hertel (or the Subsidiary of the
          Borrower acquiring substantially all of the assets of Hertel) to maintain at all times bank lines of at least 70,000,000 Deutsche
          Mark.

          (g) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The last five lines of the table set forth in Section 6.01(c) are deleted and the following is substituted:

          Four fiscal quarters ending
          6/30/94 and the four fiscal
          quarters ending at each
          fiscal quarter end thereafter           1.0 to 1

          (h) MAINTENANCE OF ADJUSTED BORROWER TOTAL ASSETS. A new Section 6.01(d) is added to the Credit Agreement to read as follows:

               (d)  MAINTENANCE OF ADJUSTED BORROWER
          TOTAL ASSETS. The Borrower shall at all times maintain Adjusted Borrower Total Assets of at least $300,000,000.

          (i) INDEBTEDNESS. Section 6.03 is deleted and the following is substituted:

               6.03.  INDEBTEDNESS.  The Borrower shall
          not, and shall not permit any Subsidiary to, at

                            (Page 9)

          any time create, incur, assume or suffer to exist any Restricted Indebtedness, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except
          Restricted Indebtedness the outstanding
          principal amount of which does not exceed (a)
          $200,000,000 in the aggregate at any time on or prior to June 30, 1994, (b) $225,000,000 in the aggregate at any time from July 1, 1994 to and including June 30, 1995 or (c) $250,000,000 at any time thereafter.

          (j) GUARANTEES, INDEMNITIES, ETC. Section 6.04(d) is amended by increasing the amount $150,000,000 to $165,000,000.

          (k) DISPOSITION OF PROPERTIES. Section 6.06 is deleted and the following is substituted:

               6.06.  DISPOSITIONS OF ACCOUNTS.  The
          Borrower shall not sell, assign, discount, transfer, or otherwise dispose of, voluntarily or involuntarily, any of its accounts receivable or chattel paper, with or without recourse, or agree, become or remain liable
          (contingently or otherwise) to do any of the foregoing, except

               (a) sales, assignments, transfers and
          other dispositions in the ordinary course of business; and

               (b) financings based upon direct or
          indirect security interests in, or purchase of, accounts receivable not exceeding
          $5,000,000 aggregate principal amount at any one time outstanding.

          (l) ASSIGNMENTS. Section 8.14(c) is amended by adding the following sentence after clause (iv):

          Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Bid Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Bid Loans so retained until such Bid Loans have been repaid in full in accordance with this Agreement.

          (m) EXHIBITS. (i) Exhibit D-1 is amended by deleting the references to Sections 6.03(f), 6.03(h), 6.03(k), 6.03(l),
6.06(c) and Section 6.06(d) contained in Paragraph 2 thereof and by adding a reference to Section 6.03.

                            (Page 10)

          (ii) Exhibit H to the Credit Agreement is deleted and new Exhibits H and K are added to the Credit Agreement to read in their entireties as set forth in Exhibits H and K to this Amendment.

          (n) TRANSFER SUPPLEMENT. Schedule II to Exhibit E to the Credit Agreement is amended by adding the following after "Bridge Loans" in the table for the Transferor Lender and the Purchasing Lender:

          Bid Loans           $


          SECTION 3.  REPRESENTATIONS AND WARRANTIES.  The
Borrower represents and warrants to the Lenders that:

          (a) POWER AND AUTHORITY. The Borrower has power and authority to execute, deliver and carry out the provisions of this Amendment and the Loan Documents, as amended hereby (collectively, the "Amended Credit Documents"). The execution and delivery of this Amendment and the Bid Loan Notes have been duly authorized by all necessary action on the part of the Borrower. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required in connection with the execution and delivery of this Amendment or the Bid Loan Notes.

          (b) ENFORCEABILITY. This Amendment and the Bid Loan Notes have been duly and validly executed and delivered by the Borrower and the Amended Credit Documents constitute legal, valid and binding agreements of the Borrower enforceable in accordance with their respective terms, except as enforceability of the foregoing may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          (c) CONFLICT WITH OTHER INSTRUMENTS. Neither the execution and delivery of this Amendment or the Bid Loan Notes nor consummation of the transactions contemplated herein or in the Amended Credit Documents or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws (or other constituent documents) of the Borrower or any of its Subsidiaries (other than the Excluded Hertel Subsidiaries), any Law or any agreement or instrument which is material to the Borrower and its Subsidiaries taken as a whole or constitute a default thereunder.

          (d)  REPRESENTATIONS AND WARRANTIES UNDER THE CREDIT
AGREEMENT. The representations and warranties contained in the Amended Credit Documents are true on and as of the date hereof

                            (Page 11)

with the same effect as though such representations and warranties had been made on and as of the date hereof.

          (e)  EVENTS OF DEFAULT.  No Event of Default and no
Potential Default has occurred and is continuing or exists under the Amended Credit Documents or will occur or exist after giving effect to this Amendment.

For purposes of Section 7.01(c) of the Credit Agreement, the foregoing representations and warranties shall be deemed to have been made in connection with the Credit Agreement.


          SECTION 4. CONDITIONS OF AMENDMENT. Subject to the following conditions, the provisions of Section 2 of this Amendment shall become effective:

          (a) CORPORATE ACTION. The Borrower shall have furnished to each Lender a certificate certifying as to (i) the corporate action referred to in Section 3(a) hereof, (ii) any amendments to the Borrower's articles of incorporation or by-laws since June 29, 1993 (or a statement that there have been no such amendments), and (iii) the incumbency of the officers authorized to sign this Amendment, the Bid Loan Notes and any other documents, instruments or certificates required under this Amendment, together with true signatures of such officers. The Lenders may conclusively rely on such certificate.

          (b) BID LOAN NOTES. The Borrower shall have furnished to each Lender a Bid Loan Note conforming to the requirements of
Section 2.02A(k) of the Credit Agreement, as amended hereby.

          (c) OPINION OF COUNSEL. Each Lender shall have received an opinion addressed to each Lender, dated the date hereof, of David Cofer, Esquire, General Counsel of the Borrower, covering the same matters as were covered by his opinion and the opinion of Buchanan Ingersoll attached as Exhibits F-1 and F-2, respectively, to the Credit Agreement, but taking into account the execution and delivery of this Amendment and the Bid Loan Notes.

          (d)  AMENDMENT FEE.  The Borrower shall have paid each
Lender an amendment fee of $3,000.

          (e) ADDITIONAL MATTERS. Each Lender shall have received such other certificates, opinions, documents and instruments as may be requested by any Lender. All corporate and other proceedings, and all documents, instruments and other matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to each Lender.

                            (Page 12)

          SECTION 5. MISCELLANEOUS. The Borrower agrees to reimburse the Lenders for their reasonable out-of-pocket expenses arising in connection with the negotiation, preparation and execution of this Amendment, including the reasonable fees and expenses of Reed Smith Shaw & McClay, counsel for the Lenders.

          Except as amended or waived hereby, the provisions of the Loan Documents shall remain in full force and effect.

          This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with and governed by the laws of such Commonwealth.

          This Amendment may be executed in as many counterparts as may be deemed necessary and convenient and by the separate parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to constitute an original, but all such separate counterparts shall constitute but one and the same instrument.

          If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

                            (Page 13)

          IN WITNESS WHEREOF, the parties hereto by their officers thereunto duly authorized have executed this Amendment as of the date and year first above written.

[Corporate Seal]

Attest:                            KENNAMETAL INC.


/s/      DAVID T. COFER            By   /s/   JAMES E. MORRISON
- - - ---------------------------------      ------------------------------
         David T. Cofer                     James E. Morrison
Title      Secretary               Title  Vice President & Treasurer


DEUTSCHE BANK AG,                  MELLON BANK, N.A.
  New York Branch and/or
  Cayman Islands Branch


By  /s/  ROLF-PETER MIKOLAYCZYK    By  /s/  DANIEL A. BRAILER
    -----------------------------  ----------------------------------
         Rolf-Peter Mikolayczyk             Daniel A. Brailer
Title          Director            Title   First Vice President


By  /s/    ROSS A. HOWARD
    -----------------------------
           Ross A. Howard
Title   Assistant Vice President


PNC BANK, NATIONAL ASSOCIATION


By  /s/   PETER M. HILTON
    -----------------------------
          Peter M. Hilton
Title     Vice President

                            (Page 14)

                                                                                EXHIBIT H

                                    KENNAMETAL INC.
                REVOLVING CREDIT FACILITY - STANDARD NOTICE/BID LOAN CONFIRMATION
                                 DATE:      /    /
                                       ---------------
INTEREST RATE QUOTES (U.S.$)

            BASE RATE            AS - OFFERED                 BID LOAN              EURO (U.S.$) LOAN
           ------------  --------------------------  --------------------------  --------------------------
  PER                                    FUNDING                     FUNDING                     FUNDING
  BANK     (OVERNIGHT)       RATE      PERIOD(DAYS)      RATE      PERIOD(DAYS)      RATE      PERIOD(DAYS)
- - - ---------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


MELLON     ____________  ____________  ____________  ____________  ____________  ____________  ____________


PNC        ____________  ____________  ____________  ____________  ____________  ____________  ____________


DEUTSCHE   ____________  ____________  ____________  ____________  ____________  ____________  ____________


TRANCHE B

            EFFECTIVE      MATURITY      INTEREST
CURRENCY       DATE          DATE          RATE         OPTION       MELLON          PNC         DEUTSCHE
- - - --------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

   USD     ____________  ____________  ____________  ____________  ____________  ____________  ____________


   USD     ____________  ____________  ____________  ____________  ____________  ____________  ____________


   USD     ____________  ____________  ____________  ____________  ____________  ____________  ____________


TRANCHE A

            EFFECTIVE      MATURITY        EURO
CURRENCY       DATE          DATE          RATE         MELLON         PNC         DEUTSCHE        TOTAL
- - - --------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

________   ____________  ____________  ____________  ____________  ____________  ____________  ____________


NOTE: Bld, As-Offered & Base Rates Are On A 365/366 Day A Year Bases.  Euro Rates Are On A 360 Day Year Basis.

                                                        EXHIBIT K
                         KENNAMETAL INC.

                          BID LOAN NOTE


$45,000,000                              Pittsburgh, Pennsylvania
                                                    June 15, 1994

          FOR VALUE RECEIVED, the undersigned, KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), promises to pay to the order of DEUTSCHE BANK AG, New York Branch and/or Cayman Islands Branch (the "Lender") (i) on the last day of the Funding Period, the aggregate unpaid principal amount of all Bid Loans made by the Lender to the Borrower pursuant to Section 2.02A of the Agreement to which such Funding Period applies and (ii) on the Tranche B Maturity Date, the lesser of the principal sum of FORTY-FIVE MILLIONS DOLLARS ($45,000,000) and the aggregate unpaid principal amount of all Bid Loans made by the Lender to the Borrower pursuant to Section 2.02A of the Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

          This Note is one of the "Bid Loan Notes" as referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of July 29, 1993, by and among the Borrower and the Lenders parties thereto from time to time (as the same may be amended, modified or supplemented from time to time, the "Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for repayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

          The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

          This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of choice of law.

                                        KENNAMETAL INC.

                              BY:  /s/    JAMES E. MORRISON
                                 -------------------------------
                                      Vice President & Treasurer

                         KENNAMETAL INC.

                          BID LOAN NOTE

$45,000,000                              Pittsburgh, Pennsylvania
                                                    June 15, 1994

          FOR VALUE RECEIVED, the undersigned, KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Lender") (i) on the last day of the Funding Period, the aggregate unpaid principal amount of all Bid Loans made by the Lender to the Borrower pursuant to Section 2.02A of the Agreement to which such Funding Period applies and (ii) on the Tranche B Maturity Date, the lesser of the principal sum of FORTY-FIVE MILLIONS DOLLARS ($45,000,000) and the aggregate unpaid principal amount of all Bid Loans made by the Lender to the Borrower pursuant to Section 2.02A of the Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

          This Note is one of the "Bid Loan Notes" as referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of July 29, 1993, by and among the Borrower and the Lenders parties thereto from time to time (as the same may be amended, modified or supplemented from time to time, the "Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for repayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

          The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

          This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of choice of law.

                                        KENNAMETAL INC.

                              BY:  /s/    JAMES E. MORRISON
                                 -------------------------------
                                      Vice President & Treasurer

                         KENNAMETAL INC.

                          BID LOAN NOTE

$45,000,000                              Pittsburgh, Pennsylvania
                                                    June 15, 1994

          FOR VALUE RECEIVED, the undersigned, KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A., (the "Lender") (i) on the last day of the Funding Period, the aggregate unpaid principal amount of all Bid Loans made by the Lender to the Borrower pursuant to Section 2.02A of the Agreement to which such Funding Period applies and
(ii) on the Tranche B Maturity Date, the lesser of the principal sum of FORTY-FIVE MILLIONS DOLLARS ($45,000,000) and the aggregate unpaid principal amount of all Bid Loans made by the Lender to the Borrower pursuant to Section 2.02A of the Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement.

          This Note is one of the "Bid Loan Notes" as referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of July 29, 1993, by and among the Borrower and the Lenders parties thereto from time to time (as the same may be amended, modified or supplemented from time to time, the "Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for repayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

          The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

          This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of choice of law.

                                        KENNAMETAL INC.

                              BY:  /s/    JAMES E. MORRISON
                                 -------------------------------
                                      Vice President & Treasurer